Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of telcoBlue, Inc., a Delaware corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-QSB for the quarter ended June 30, 2005 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005

/s/James N. Turek
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James N. Turek, Chief Executive Officer
and Chief Financial Officer